UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 17, 2013
Date of Report (Date of earliest event reported)

ECOLOGY AND ENVIRONMENT, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive
Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders

Ecology and Environment, Inc. (the “Company”) held its Annual Meeting of Stockholders on January 17, 2013.  At the meeting, stockholders elected two (2) Class A nominees and six (6) Class B nominees for election as Directors of the Company.  Set forth below are the names of the nominees for election as Director of the Company, and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

Class A Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ross M. Cellino	999,887	317,592	0
Timothy Butler	1,198,449	119,036

Class B Nominee	Votes For	Votes Withheld
Gerhard J. Neumaier	948,324	0
Frank B. Silvestro	948,324	0
Gerard A. Strobel	948,324	0
Ronald L. Frank	948,324	0
Gerard A. Gallagher, Jr.	948,324	0
Michael C. Gross	948,324	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	January 17, 2013	ECOLOGY AND ENVIRONMENT, INC. /s/Ronald L. Frank
Ronald L. Frank Executive Vice President